Exhibit 10.21(c)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract Amendment No. 2

to the

Development and Supply Agreement

by and between

ViewRay Incorporated,

With its registered seat in Oakwood Village, OH, USA

— hereinafter referred to as “Viewray” —

and

Siemens AG

Healthcare Sector

— hereinafter referred to as “Siemens” —

— ViewRay and Siemens hereinafter referred to individually

as “Party” or collectively as “Parties” —

Preamble

The Parties have signed a Development and Supply Agreement on May 29, 2008, as amended (the “2008 Agreement”) with the intention to collaborate in the Development of combining MR imaging and Gamma Radio Therapy. In this Amendment No. 2 (“Amendment No. 2”), the Parties agree to, within Phase 2 of the aforesaid collaboration, work on specific tasks as set out in this Amendment No. 2 and Insofar to extend the collaboration set out in the 2008 Agreement to the tasks set out hereinbelow.

[***] to the MR guided Gamma Ray Radiotherapy “MRgRT” device

The MR imaging guided radiotherapy (RT) system shall be able to [***] shall be performed in [***]. In this case [***] means to be able to [***]. [***] will be done on a [***]. For that, [***] must be ensured. Additionally, the [***] must be [***]. A preferred solution for ease of use would be a [***].

The system will run with a [***]. The [***] will be [***] products. Siemens components among others are [***].

Goals/ Objectives

The principle objective of this cooperation is to [***]. The [***] shall be as [***].

All [***] shall be [***] shall be realized for a [***]. The [***] considered for [***]. [***] shall be enabled for all [***] considered to be used in the [***]. For [***] must be [***]. [***] might be realized by [***], so that the [***].

1) TASKS OF VIEWRAY

[***]. VIEWRAY will [***], as set out in Collaboration Agreement (2008 Agreement + Amendment No. 1).

2) SUPPORT BY SIEMENS

Siemens will support VIEWRAY in performing its tasks set out herein by providing VIEWRAY [***] as described in Exhibit 1 and its Annexes.

Exhibit 1 also sets out the general terms of use for [***] by VIEWRAY.

Furthermore, Siemens will provide VIEWRAY [***]. However, there shall be [***].

3) INTELLECTUAL PROPERTY

3.1 Because of the specific nature of the [***] and the fact that [***] and the [***], the [***] under this Amendment No. 2 are modified from the terms set forth in Article 8 of the 2008 Agreement. “RESULTS” are defined for purposes of this Amendment No. 2 as any and all methods, processes, know-how, proprietary information, trade secrets, technology, designs,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

digital codes, software (in source code and object code format), inventions, innovations and improvements made by [***] when performing the tasks set out in this Amendment No. 2, that constitute [***] including [***] and the [***], whether or not protected or protectable by IPR. The term RESULTS found at Section 1.7 of the 2008 Agreement shall not be used in this Amendment No. 2 and all uses of the term RESULTS in this Amendment No. 2 shall refer to the definition set forth in this Article 3.1.

3.2 Article 8 of the 2008 Agreement is modified with regard to the RESULTS generated under this Amendment No. 2 and defined in Article 3.1 as follows:

3.2.1 RESULTS which are developed by one Party under this Amendment No. 2 shall upon their generation become the sole and unlimited property of that Party. RESULTS which are developed jointly by VIEWRAY and Siemens shall upon their generation become the joint property of VIEWRAY and Siemens (“JOINT RESULTS”). The principles and stipulations set out in the 2008 Agreement on JOINT RESULTS shall also apply to JOINT RESULTS generated under this Amendment No. 2, provided, however, that with regard to any rights to Siemens’ INFORMATION granted under the 2008 Agreement, in no event shall rights of use or other rights be granted by Siemens in and to the [***] provided to VIEWRAY under this Amendment No. 2.

3.2.2 Insofar as RESULTS are in the sole ownership of Siemens in accordance with Article 3.1 of this Amendment No. 2, the stipulations of the 2008 Agreement shall apply with no further modification, provided, however, that with regard to any rights to Siemens’ INFORMATION granted under the 2008 Agreement, in no event shall rights of use or other rights be granted by Siemens in and to the [***] provided to VIEWRAY under this Amendment No. 2.

Siemens hereby grants to VIEWRAY (a) a worldwide, perpetual, royalty-free, non-exclusive, non-transferable, not-sublicensable right to use such RESULTS, in modified or unmodified form, for VIEWRAY’s own clinical and research activities, provided, however, that such use may not be made in connection with a third party having economic interests in VIEWRAY and receiving direct access to such RESULTS unless agreed upon in writing by Siemens; and (b) a worldwide, perpetual, royalty-free, non-exclusive right to use the RESULTS to develop, produce, market and sell, the MRgRT system as will be developed in the course of the 2008 Agreement and sold to end customers according to the business relationship set forth in Article 4 therein, and to grant end user rights in such RESULTS. Siemens will provide to VIEWRAY on the components supplied to VIEWRAY by Siemens according to the business relationship set forth in Article 4 in the 2008 Agreement a software license key to enable the end customers of VIEWRAY to make clinical use of the sequences generated by VIEWRAY as RESULTS hereunder.

3.2.3 With regard to any and all RESULTS in the sole ownership of VIEWRAY in accordance with Article 3.1 of this Amendment No. 2, regardless whether these are patentable or not, or otherwise protected or protectable, VIEWRAY herewith grants to Siemens the worldwide, perpetual, non-exclusive, royalty-free, transferable right to develop, have developed, make, have made, sell, market, distribute and have distributed medical products and systems and components thereto, and to sublicense such RESULTS for all types of use, in unmodified or modified form to Siemens’ worldwide AFFILIATES, third party manufacturers of Siemens products and systems and end users of such products and systems, but not to third parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2.4 Insofar as RESULTS in the sole ownership of VIEWRAY embody patentable inventions, Siemens is herewith granted a royalty-free option to acquire such inventions using the procedure set forth in this Article 3.2.4. VIEWRAY shall promptly disclose such invention to Siemens and Siemens shall evaluate the disclosed invention and inform VIEWRAY within 90 days after disclosure, whether Siemens will exercise its option to acquire the sole and unlimited right in and to the invention and to exercise in its sole discretion all decisions and rights pertaining thereto for any and all purposes. If Siemens exercises this option, Siemens shall pay a lump sum of EUR [***].

If such invention turns out to have a [***], then Siemens will [***] taking into consideration the [***] under this Agreement. It is understood and agreed that [***] shall only exist if all of the following criteria are fulfilled: a) [***]; and b) a [***]; and c) Siemens has [***] to a third party and the [***]. The [***] shall be [***]; provided that such [***] of a [***] of the [***] by Siemens.

3.2.5 With regard to any and all RESULTS of VIEWRAY under this Amendment No. 2, Siemens may use VIEWRAY’s INFORMATION and IPR pertaining to such RESULTS as necessary to use such RESULTS as set out under this Amendment No. 2.

With regard to RESULTS of VIEWRAY that are patentable inventions, if Siemens exercises its option under Article 3.2.4 to acquire title to such inventions, VIEWRAY shall retain the right to use such RESULTS for its own products in accordance with the provisions of Article 3.2.2.

Each Party, when disclosing the respective RESULTS to the other Party, shall notify this other Party of its underlying INFORMATION protected by patents, which the disclosing Party considers to fall under the scope of such INFORMATION and IPR to which rights are granted hereunder. For the other Party’s use of such patents a reasonable compensation which as a rule shall not exceed EUR [***], per patent shall be negotiated by the Parties in good faith.

The use of INFORMATION not protected by patents shall [***].

3.2.6 If Siemens decides not to exercise its option to acquire a VIEWRAY invention, nothing shall prevent VIEWRAY from applying for patent protection, prosecuting patent applications, or maintaining any patents that may be obtained, at VIEWRAY’s cost and Siemens shall in any event have the rights of use granted under Articles 3.2.3 and 3.2.5 herein.

3.2.7 Each Party shall render all reasonable assistance, shall give all confirmations, statements etc., and shall make all assignments necessary for the filing for, prosecution and maintenance of the other Party’s patents and patent applications in accordance with this Article 3. Each Party ensures that it will be in a position to immediately acquire its employees’ rights as well as the rights of other persons deployed for the purpose of this Agreement insofar as necessary to fulfill its obligations under this Article 3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WORK and Milestones

The Parties mutually agree to perform the WORK and milestones (“MST”) as outlined in the table.

MST No.	Who	Work	Due *
[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

*	In months after signature under this amendment
**	Project Reports are in the form of presentations on the status of the project. Project reports should be in PowerPoint format and should detail the results of the collaboration project including publications (both planned and actual), developments, findings, deliverables, and milestones. Any publications should also be included in electronic format, and any images in the PowerPoint should also be provided in anonymized DICOM format. Problems that may delay the results of the research project should be described.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Project Manager

For Siemens:	[***]

[***]

[***]

For VIEWRAY:	[***]

[***]

Project- Resources

There are no additional resources required that need to be listed in this agreement.

Loaned Items

According to §2.4 and Annex 1 of the 2008 Agreement Siemens will provide for the performance of this project the following loaned items:

No.	Description loaned items
[***]	[***]
[***]	[***]

*	Please note: in case Siemens [***]. If Siemens decides for [***], then Siemens will not [***].

Duration: This Amendment No. 2 shall, upon execution by the Parties hereto take effect upon signature and shall terminate with the end of VIEWRAY’s and Siemens work with respect to rapid imaging functionality and performance metrics as contemplated by the 2008 Agreement. It is understood and agreed that Article 3 of this Amendment No. 2 and Exhibit 1 of this Amendment No. 2 shall survive termination of this Amendment No. 2.

Change of ViewRay Notice Address: Article 13.3 of the 2008 Agreement is hereby amended to replace the 2000 Auburn Drive Beachwood, OH 44122 USA address for VIEWRAY with the following address:

“ViewRay Incorporated

2 Thermo Fisher Way

Oakwood Village, OH 44122

USA

Attn: Chief Executive Officer”

Ratification: Except to the extent expressly amended by this Amendment No. 2, all of the clauses and conditions of the 2008 Agreement shall remain valid in full force and effect. The

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

term “Agreement”, as used in the 2008 Agreement, shall henceforth be deemed to be a reference to the 2008 Agreement as amended by this Amendment No. 2; provided that it is expressly understood and agreed that the form of Article 3 set forth above in this Amendment No. 2, shall only apply to RESULTS as defined in Article 3.1 of this Amendment No. 2, and with regard to every other aspect of the collaboration, the 2008 Agreement shall apply without any modification.

General: This Amendment No. 2 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument. Capitalized terms used in this Amendment No. 2 and not defined herein are used with the meanings ascribed to them in the 2008 Agreement.

VIEWRAY Incorporated

Oakwood Village, Date:

4 May 2010

/s/ Greg Ayers

Name: Greg Ayers

Title: Chief Executive Officer

Siemens AG.,

Healthcare Sector

Erlangen, Date:

19 April 2010	13 April 2010

Name:	Name:

/s/ W. Maerzendorfer	/s/ H. Liebel

W. Maerzendorfer CEO Business Unit MR	H. Liebel CFO Business Unit MR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1

Reputations on the use of [***]

Siemens has developed the [***] for Siemens MR-Systems. VIEWRAY is interested in the use of the [***].

Siemens is willing to grant VIEWRAY a license for the use of the [***].

1.	DEFINITIONS:

1.1	“BASIC SEQUENCES” shall mean basic measuring sequences written in source code format including all changes through UPDATES and UPGRADES as described in Appendix 2.

1.2	“CUSTOMER SEQUENCE” shall mean a measuring sequence for Siemens MR generated by the use of [***] and a BASIC SEQUENCE.

1.3	“DOCUMENTATION” shall mean the [***] user documentation in electronic form.

1.4	“[***]” shall mean the software product in object code format or source code format (if supplied to VIEWRAY in such format) including all changes through UPDATES and UPGRADES as described in Appendix 1.

1.5	“SOFTWARE” covers [***] and the BASIC SEQUENCES.

1.6	“UPDATE” shall mean a corrected and/or extended version of [***] without alteration of program specifications and/or the user mask.

1.7	“UPGRADE” shall mean a corrected and/or extended version of [***] including alterations of program specifications and/or the user mask.

2.	BACK-UP COPIES OF THE SOFTWARE

2.1	VIEWRAY has the right to produce back-up copies of [***], provided that alphanumerical identification numbers, trademarks and copyright endorsements remain unchanged. These copies may only be used for the sole purpose of replacing the destroyed or otherwise defective data carrier. VIEWRAY shall not copy [***] for purposes other than those stated in this Section.

3.	RIGHTS

3.1	Siemens hereby grants to VIEWRAY for the term of this Agreement a non-exclusive non-transferable right to use the SOFTWARE for the generation of CUSTOMER SEQUENCES, to change the BASIC SEQUENCES for the generation of CUSTOMER SEQUENCES and to copy BASIC SEQUENCES in altered or unaltered form.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2	VIEWRAY may use the SOFTWARE and the CUSTOMER SEQUENCE solely for internal purposes. VIEWRAY shall not make available the SOFTWARE and CUSTOMER SEQUENCES to third parties without Siemens’ prior written consent.

4.	UPDATES. UPGRADES

Siemens may at its own discretion make available to VIEWRAY UPDATES and/or UPGRADES of the SOFTWARE. This Section 4 does not create any obligation for Siemens to make available UPDATES and/or UPGRADES to VIEWRAY.

5.	PROPERTY RIGHTS, CONFIDENTIALITY

5.1	The SOFTWARE and DOCUMENTATION is proprietary to Siemens. SOFTWARE and DOCUMENTATION may contain trade secrets of Siemens and may be subject to patent and/or copyright protection. The names of the SOFTWARE are subject to proprietary protection. VIEWRAY will comply with the rights under this Section 5.1. VIEWRAY shall not remove alphanumerical identification numbers, trademarks and copyright notices from the SOFTWARE and/or the DOCUMENTATION.

5.2 VIEWRAY shall keep confidential the SOFTWARE, DOCUMENTATION and additional information it has received from Siemens. This obligation shall not apply to such portion of the SOFTWARE, DOCUMENTATION or additional information which are or become part of the public domain or which are in the VIEWRAY’s possession prior to receipt from Siemens or which are received by VIEWRAY independently from a third party free to disclose them or which are subsequently developed by VIEWRAY independently from submission by Siemens as shown through conclusive evidence.

6.	LIABILITY

6.3	VIEWRAY will, in its sole responsibility, decide on the application of CUSTOMER SEQUENCES for medical purposes and shall apply such CUSTOMER SEQUENCES in its sole responsibility. Siemens does not assume any liability for CUSTOMER SEQUENCES or defects of MR-Systems resulting from the use of CUSTOMER SEQUENCES. VIEWRAY is in particular responsible for the application of CUSTOMER SEQUENCES within the performance limits of the respective MR-System.

7.	INDEMNIFICATION OF SIEMENS

VIEWRAY shall indemnify Siemens against any and all third party claims resulting from the application of a CUSTOMER SEQUENCE. The obligations of VIEWRAY mentioned in this Section 7 apply under the precondition that Siemens informs VIEWRAY without delay in writing of any such third party claims, does not accept on its own any such claims and conducts any disputes, including settlements out of court, only in agreement with VIEWRAY.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	MEDICAL DEVICE REQUIREMENTS

The application of CUSTOMER SEQUENCES may cause impairment to patients. Therefore VIEWRAY has to ensure that the application of CUSTOMER SEQUENCES on patients is in accordance with the Council Directive 93/42/EEC concerning medical devices and the relevant national laws, in particular with the applicable regulations concerning clinical trials and clinical assessments.

9.	SAFETY REGULATIONS, DUTIES TO NOTIFY

When applying CUSTOMER SEQUENCES, VIEWRAY shall observe the relevant radiation protection regulations and other protective regulations (e.g., data protection). As far as the use of CUSTOMER-SEQUENCE is subject to notification and/or authorization from applicable regulatory authorities, VIEWRAY shall undertake the necessary measures.

10.	[***] INFORMATION BOARD

When accessing the “[***] Information Board” via internet, VIEWRAY shall comply with the “Terms of Use” contained on the website of the [***] information board [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1 to Exhibit 1

[***] software

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 to Exhibit 1

Basic sequences

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.